UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2009

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.

On June 3, 2009, Cenveo, Inc. (the “Company”) announced the promotion of Mark S. Hiltwein to President of Field Sales and Manufacturing, the promotion of Kenneth P. Viret to Senior Vice President and Chief Financial Officer, and the promotion of Scott J. Goodwin to Corporate Controller.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number	Description

99.1	Press release of Cenveo, Inc. dated June 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2009
CENVEO, INC.

By:	/s/ Timothy M. Davis
Timothy M. Davis
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Cenveo, Inc. dated June 3, 2009.